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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) JUNE 30, 2003



                            SUPERIOR GALLERIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-21271                       35-2208007
          ------                    -------                       ----------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


          9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA 90212
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               (Address of principal executive offices) (Zip Code)


         Company's telephone number, including area code (310) 203-9855


                         TANGIBLE ASSET GALLERIES, INC.
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Reincorporation Merger
----------------------

         Effective June 30, 2003, Tangible Asset Galleries, Inc., a Nevada corporation (the "Company"), completed its reincorporation in the State of Delaware by means of a merger ("Reincorporation Merger") with and into its wholly-owned subsidiary, Superior Galleries, Inc., a Delaware corporation ("Superior Delaware"). Superior Delaware survived such merger (the "Merger"). In connection with the Merger, another of the Company's wholly-owned subsidiaries, Superior Galleries, Inc., a Nevada corporation, changed its name to "Superior Galleries Beverly Hills." The Merger was approved by the Company's shareholders on June 30, 2003.

         The Merger will not cause any change in the business, operations, management, assets or liabilities of the Company, but will result in the corporate affairs of the merged company being governed by the laws of the State of Delaware. All the Company's assets and liabilities have been transferred to and assumed by Superior Delaware as a result of the Merger. All outstanding securities of the Company have been converted into corresponding securities of Superior Delaware, having substantially the same rights, preferences and privileges.

         In connection with (and immediately prior to) the Merger, the Company amended the Certificate of Designation for its Series A Preferred Stock in order to provide that such securities would not automatically convert into Common Stock in connection with the Merger.

         Superior Delaware will be deemed a successor to the Company, for purposes of Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"). Pursuant to Rule 12g-3(a) under the Exchange Act, the Common Stock of Superior Delaware will be deemed to be registered under Section 12(g) of the Exchange Act following the completion of the Reincorporation Merger.

         As a result of the reincorporation Merger and the corresponding change in the Company's corporate name, the ticker symbol for Superior Delaware, as the surviving entity, was changed on the OTC Bulletin Board to SPGR.

Reverse Stock Split
-------------------

         Also on June 30, 2003, the Company effected a reverse stock split whereby it reduced the number of outstanding shares of common stock of the Company. The ratio of the reverse stock split was 1-for-20 (20 outstanding shares were combined into one share). There was no change in the rights, preferences and privileges of the Company's securities as a result of the reverse stock split.

         A corresponding adjustment was made to the conversion provisions of the Company's outstanding Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, as well as the number of shares issuable upon exercise of outstanding options and warrants.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   2.1 Agreement and Plan of Merger dated June 30, 2003 by and between Tangible Asset Galleries, Inc. and Superior Galleries, Inc. (incorporated herein by this reference to Exhibit C to the definitive Proxy Statement of Tangible Asset Galleries, Inc. filed pursuant to the Securities Exchange Act of 1934, as amended, on June 5, 2003).

   3.1 Certificate of Amendment of Articles of Incorporation of Tangible Asset Galleries, Inc. dated June 30, 2003 (regarding reverse stock split) (incorporated herein by this reference to Exhibit B to the definitive Proxy Statement of Tangible Asset Galleries, Inc. filed pursuant to the Securities Exchange Act of 1934, as amended, on June 5, 2003).

3.2 Certificate of Incorporation of Superior Galleries, Inc. (including Certificates of Designation of Superior Galleries, Inc., relating to Series A $5.00 Redeemable 8% Convertible Preferred Stock, Series B $1.00 Convertible Preferred Stock and Series D $1.00 Convertible Preferred Stock (incorporated herein by this reference to Exhibit D to the definitive Proxy Statement of Tangible Asset Galleries, Inc. filed pursuant to the Securities Exchange Act of 1934, as amended, on June 5, 2003).

   3.3 Bylaws of Superior Galleries, Inc. (incorporated herein by this reference to Exhibit E to the definitive Proxy Statement of Tangible Asset Galleries, Inc. filed pursuant to the Securities Exchange Act of 1934, as amended, on June 5, 2003).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 30, 2003                SUPERIOR GALLERIES, INC.


                                    By: /s/ Paul Biberkraut
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                                        Paul Biberkraut, Chief Financial Officer